Exhibit (32)

STATEMENT OF CHIEF EXECUTIVE OFFICER UNDER 18 U.S.C. § 1350

I, L. Pendleton Siegel, Chairman of the Board and Chief Executive Officer of Potlatch Corporation (the “Company”), certify pursuant to section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge,:

(1)	the Annual Report of the Company on Form 10-K/A-2 for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on January 18, 2005, (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ L. PENDLETON SIEGEL
L. Pendleton Siegel Chairman of the Board and Chief Executive Officer
January 18, 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

STATEMENT OF CHIEF FINANCIAL OFFICER UNDER 18 U.S.C. § 1350

I, Gerald L. Zuehlke, Vice President, Finance and Chief Financial Officer of Potlatch Corporation (the “Company”), certify pursuant to section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge,:

(1)	the Annual Report of the Company on Form 10-K/A-2 for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on January 18, 2005, (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GERALD L. ZUEHLKE
Gerald L. Zuehlke
Vice President, Finance and Chief Financial Officer
January 18, 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.